Exhibit 99.1

Closed-End Funds Listed on Annex A
55 East 52nd Street
New York, NY 10055
June 15, 2011

Karpus Management, Inc.
183 Sully's Trail
Pittsford, NY 14534
Attn: Cody B. Bartlett Jr.

Brooklyn Capital Management LLC
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
Attn: Phillip Goldstein

Gentlemen:

This letter constitutes the agreement (the "Agreement") between the BlackRock registered closed-end investment companies listed on Annex A (the "Funds"), and, solely for purposes of paragraphs 5, 6, 9 and 16 hereof, the BlackRock registered closed-end investment companies listed on Annex B, on the one hand, and Karpus Management, Inc. d/b/a Karpus Investment Management and its affiliates ("Karpus") and Special Opportunities Fund, Inc. and Opportunity Partners L.P. and their affiliates (collectively, the "Goldstein Funds"), on the other hand, with respect to the matters set forth below. Karpus and the Goldstein Funds are collectively referred to herein as the "Investors."

1.
By execution of this Agreement, each of the Investors hereby withdraws its nomination(s) of individual(s) for the boards of directors/trustees for each of the Funds (the "Boards") for the 2011 annual meetings of shareholders of the Funds (each, a "2011 Annual Meeting"). In addition, (i) Karpus hereby withdraws its shareholder proposal with respect to certain of the Funds made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) the Goldstein Funds hereby withdraw the three shareholder proposals that they  made to certain of the Funds pursuant to such Funds' amended and restated bylaws.

2.
Within three (3) business days after the date hereof, the Investors and the Funds will take all measures necessary to dismiss, without prejudice, and, except as specifically provided herein, without costs or fees, all claims and counterclaims in the action captioned Opportunity Partners L.P. v. BlackRock New York Municipal Fund, C.A. No. 6255-VCN in the Delaware Court of Chancery (the "Delaware Action").

3.
At each 2011 Annual Meeting and 2012 Annual Meeting (as defined below), each of the Investors will cause all Voting Securities (as defined below) that they are entitled to vote at the 2011 Annual Meeting or 2012 Annual Meeting, as applicable, to be present for quorum purposes and to be voted at the 2011 Annual Meeting or the 2012

Annual Meeting, as applicable, as recommended by the board of directors/trustees of each Fund.

4.
If, two weeks prior to the date that a Fund intends to mail its proxy materials in connection with the Fund's regularly scheduled 2012 annual meeting of shareholders (each, a "2012 Annual Meeting"), any Fund has not either (x) redeemed all of its outstanding auction-rate preferred shares ("AMPS") or (y) provided an irrevocable notice of redemption for all of its outstanding AMPS pursuant to such Fund's organizational documents governing the terms of such AMPS, then Karpus or the Goldstein Funds, as applicable (based on the party who submitted the nomination notice to a Fund in connection with such Fund's 2011 annual meeting of shareholders), will be entitled to designate one individual (the "Designee") to be an additional director/trustee of such Fund to be elected by the preferred shareholders of such Fund, with such Designee to be included in such Fund's nominees for director/trustee at the 2012 Annual Meeting and to be recommended by the Board of such Fund; provided, that, the Designee (i) will be reasonably acceptable to the board of directors/trustees of such Fund; provided, that if a Designee is determined not to be reasonably acceptable by a board of directors/trustees, such board will provide the Investors with a written statement of the reasons for such determination, whether because of personality, character, or qualifications; (ii) will comply with any requirements (including eligibility requirements) applicable to all non-management directors/trustees of such Fund, other than the advance notice requirements for shareholder nominations set forth in the bylaws, including Article I, Section 7, (iii) will, prior to being included in such Fund's proxy statement in connection with the 2012 Annual Meeting, sign a conditional resignation, agreeing to resign as a director/trustee of such Fund at such time as all of the AMPS of such Fund are redeemed or cease to be outstanding, and (iv) will, prior to being included in such Fund's proxy statement in connection with the 2012 Annual Meeting, enter into an agreement with the Funds regarding the matters contained in paragraph 7 hereof. For the avoidance of doubt, if all of the AMPS of any Fund are redeemed, cease to be outstanding or an irrevocable notice of redemption of all of the AMPS of any Fund is provided after a Designee has been included as a nominee for election as a director/trustee in such Fund's proxy statement but prior to the Designee's election as a director, the Designee agrees to withdraw as a nominee for election as a director/trustee of such Fund. The Boards of the Funds will cooperate, in good faith, with the Investors to confirm that the Designee satisfies the requirements in clauses (i) and (ii) of the foregoing proviso. A Fund shall notify the applicable Investor as promptly as practicable if the Fund's Board determines that the proposed Designee is not reasonably acceptable, together with the reasons for such determination, or does not meet the requirements applicable to all non-management directors/trustees of the Fund, and, in such case, the applicable Investor shall have the right to propose an additional person to be considered for election as the Designee in accordance with the provisions hereof. For the avoidance of doubt, the Funds are under no obligation to redeem any of the AMPS and any redemption of AMPS will be made only after a determination by the Board of a Fund that such redemption is in the best interests of all of a Fund's shareholders.  In the event that both Karpus and the Goldstein Funds have the right to designate a Designee to one or more Funds pursuant to this paragraph 4, in order to enhance the efficiency of the meetings of the Boards of such Funds, Karpus and the Goldstein Funds will use their best efforts to agree to designate a single individual to serve as the Designee; provided, however, that in the event that Karpus and the Goldstein Funds are unable to agree on a single Designee and each designate a different individual to serve as the Designee, the Boards of the Funds shall be entitled to select either of the proposed individuals to serve as the Designee.

5.
The Investors agree that, until the day after each Fund's 2014 annual meeting of shareholders, except as otherwise specifically provided in this Agreement, the Investors will not, and will cause each of their principals, directors, stockholders, members, partners, officers, employees, agents and affiliates, not to, in any way, directly or indirectly:

(a)
make, participate in or encourage any "solicitation" (as such term is used in the proxy rules of the Securities and Exchange Commission (the "SEC")) of proxies with respect to the election or removal of directors/trustees of any of the Funds or any other matter or proposal to be voted on by the Funds’ shareholders, or seek to advise, encourage or influence any Person with respect to the voting of any Voting Securities;

(b)
initiate, propose or otherwise "solicit" (as such term is used in the proxy rules of the SEC), directly or indirectly, shareholders of any Fund for the approval of shareholder proposals, whether made pursuant to Rule 14a-4 or Rule 14a-8 under the Exchange Act, or otherwise, or cause or encourage any Person to make or initiate any such shareholder proposal;

(c)
seek, alone or in concert with others, election or appointment to, or representation on, or nominate or propose the nomination of any candidate to the boards of directors/trustees of any Fund, or seek, alone or in concert with others, the removal of any member of the boards of directors/trustees of any Fund;

(d)
form or join in a partnership, limited partnership, syndicate or other group, including, without limitation, a "group" as defined under Section 13(d) of the Exchange Act, with respect to any Voting Securities, or deposit any Voting Securities into a voting trust, arrangement or agreement or subject any Voting Securities to any voting trust, arrangement or agreement;

(e)
act alone or in concert with others to (i) control or seek to control, or influence or seek to influence, the management, the boards of directors/trustees of any Fund or the policies of the Funds (other than through any Designee, if appointed to the boards of directors/trustees of any of the Funds pursuant to paragraph 4 of this Agreement, acting in his or her capacity as a director/trustee of the Funds), (ii) make any public statement critical of the Funds, their directors/trustees, management, or investment advisor, (iii) seek, propose, or make any statement with respect to any merger, consolidation, exchange or tender offer, sale or purchase of securities, dissolution, liquidation, restructuring, open-ending, the removal or replacement of any investment adviser, recapitalization or similar transactions involving any Fund; or (iv) seek, propose, or make any statement with respect to any amendment or waiver of any of the organizational documents of any Fund; provided, that this paragraph does not preclude the Investors from making any statements concerning the redemption of the AMPS of any Fund if that Fund has not redeemed or issued an irrevocable notice of redemption of its AMPS by the 2012 Annual Meeting;

(f)
with respect to the Funds or the Voting Securities, (i) otherwise communicate with any of the Fund's shareholders or others pursuant to Rule 14a-1(l)(2)(iv) under the Exchange Act, (ii) participate in, or take any action pursuant to, any "shareholder access" rule, whether in accordance with pending Rule 14a-11 or otherwise, or (iii) conduct any nonbinding referendum;

(g)
have any discussions or communications, or enter into any arrangements, understanding or agreements (whether written or oral) with, or advise, finance, assist or encourage, any other Person in connection with any of the foregoing as they relate to the Funds, or make any investment in or enter into any arrangement or understanding or form a "group" with any other Person that engages, or offers or proposes to engage, in any of the foregoing as they relate to the Funds;

(h)
make or disclose any statement, other than a confidential statement to the boards of directors/trustees of any Fund, regarding any intent, purpose, plan or proposal with respect to the boards of directors/trustees of any Fund, the Funds, or their management, policies, affairs or assets, or the Voting Securities or this Agreement that is inconsistent with the provisions of this Agreement, including, without limitation, any intent, purpose, plan or proposal that is conditioned on, or would require the waiver, amendment, nullification or invalidation of, any provision of this Agreement, or take any action that could require the Funds to make any public disclosure relating to any such intent, purpose, plan, proposal or condition;

(i)
initiate or pursue any litigation or any regulatory action or proceeding against the Funds; provided, that the Investors shall be able to enforce the terms of this Agreement and pursue litigation to enforce payment of any dividends that have accrued but not been paid by any of the Funds or any other rights arising out of the failure to pay dividends or to enforce the right to receive payments in redemption pursuant to an irrevocable notice of redemption issued by any of the Funds; or

(j)	take or seek to take, or cause or seek to cause or solicit others to take, any action inconsistent with any of the foregoing as they relate to the Funds.

6.
In addition, the Investors agree that the "standstill" restrictions set forth in paragraph 5 hereof shall be applicable to all of the registered closed-end investment companies listed on Annex B hereto as well as any additional registered closed-end investment companies that, following the date hereof, become part of the same "family of investment companies" or "fund complex" (each as defined in Item 18 of Form N-2) as the registered closed-end investment companies listed on Annex B hereto (collectively, the "BlackRock Funds") until the day after the 2012 annual meetings of shareholders of the BlackRock Funds, and, accordingly, the parties agree that until such 2012 annual meetings, paragraph 5 hereof shall be interpreted such that the term "Funds" shall mean the Funds and all of the BlackRock Funds and the term "Voting Securities" shall mean any securities issued by the Funds or any of the BlackRock Funds that are entitled to vote on any matter presented to shareholders at an annual or special meeting of shareholders, including the election of directors, or securities convertible into, or exercisable or exchangeable for, such securities, whether or not subject to the passage of time or other contingencies.

7.
In the event that a Designee becomes a director/trustee of any of the Funds, Karpus and the Goldstein Funds will use their best efforts to cause the Designee to comply with all written policies, codes, rules, standards and guidelines applicable to all members of the boards of directors/trustees of the Funds, including, without limitation, the Fund's Code of Business Conduct and Ethics, Corporate Governance Guidelines, Insider Trading Policy, and Policy on Statements to the Media by Independent Directors. Karpus and the Goldstein Funds agree to keep, and to use their best efforts to cause the Designee to keep, the contents of such policies confidential to the extent such policies, codes, rules, standards and guidelines are designated or kept confidential by the Funds. Karpus and the Goldstein Funds agree to use their best efforts to cause the Designee, during the term of his or her service as a director/trustee of the Funds, to keep confidential and not publicly disclose discussions and matters considered in meetings of the Boards and any committees of the Boards, unless previously disclosed publicly by the Funds. Karpus and the Goldstein Funds will cause the Designee to submit to the Funds, not later than 15 business days prior to the Funds' intended mailing date of the definitive proxy statement(s) for the 2012 Annual Meeting(s) (as so notified to the Investors by the Funds), a fully completed copy of the Funds' standard director & officer questionnaire.

8.
Notwithstanding anything to the contrary in this Agreement, the Designee, during the term of his or her service as a director/trustee of the Funds, will not be prohibited from acting in his or her capacity as a director/trustee and complying with his or her fiduciary duties as a director/trustee of the Funds, all in accordance with the agreement set forth in paragraph 7.

9.
From the date hereof until the day following the date of the 2012 Annual Meetings, the Investors, the BlackRock Funds and the Funds each agree that they will refrain from disparaging, impugning or taking any action reasonably likely to damage the reputation of the other party or the directors/trustees or officers of the Investors, the Funds or the BlackRock Funds. The foregoing language shall have no effect on a party’s obligation to provide any compelled testimony or to produce information, either by legal process, subpoena, or as part of a response to a request for information from any governmental authority with jurisdiction over the party from whom information is sought.

10.
Each of Karpus and the Goldstein Funds represents to the Funds that (i) it is not an "affiliated person" or "an affiliated person of an affiliated person" of any of the Funds or the BlackRock Funds within the meaning of the Investment Company Act of 1940, as amended, and (ii) Karpus' and the Goldstein Funds' beneficial ownership of investment funds managed or advised by an "affiliated person" of BlackRock, Inc. is listed on Annex C hereto.

11.
The Funds agree that they will pay up to $150,000, in the aggregate, of reasonable, documented attorneys’ fees and expenses incurred by the Investors in connection with the Delaware Action and the Investors' proxy solicitation relating to the Funds.  The Investors will provide the Funds with documentation of such fees and expenses, and the Funds agree (i) that they will keep any such information confidential, (ii) that such information will not be shared with anyone not a party to this agreement and will not be used by the BlackRock Funds, their agents, or their counsel other than for the purpose set forth in this paragraph 11, (iii) that the provision of such information is not, and may not be deemed, a waiver by the Investors of the attorney-client privilege or work product immunity, and (iv) that such information will be destroyed at such time when permissible in accordance with applicable legal or regulatory record retention requirements; provided, that such requirement shall not apply to any electronic backup of such information. The Funds will make the payment required by this paragraph either to the Investors, or to the Investors’ counsel, as directed by the Investors, as promptly as practicable following execution of this Agreement, but in any event not later than the later of (x) 15 days following execution of this Agreement and (y) seven (7) days after the Investors provide the Funds with documentation of such fees and expenses.

12.
The Funds and the Investors each acknowledge and agree that money damages would not be a sufficient remedy for any breach (or threatened breach) of this Agreement by it and that, in the event of any breach or threatened breach hereof, the non-breaching party will be entitled to seek injunctive and other equitable relief, without proof of actual damages, that the breaching party will not plead in defense thereto that there would be an adequate remedy at law, and that the breaching party agrees to waive any applicable right or requirement that a bond be posted by the non-breaching party. Such remedies will not be the exclusive remedies for a breach of this Agreement, but will be in addition to all other remedies available at law or in equity.

13.
All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto will be in writing and will be deemed validly given, made or served if (a) given by fax, when such fax is transmitted to the fax number set forth below and the appropriate confirmation is received, or (b) if given by any other means, when delivered in person, by overnight courier or two business days after being sent by registered or certified mail (postage prepaid, return receipt requested) as follows:

If to the Funds:

BlackRock Advisors, LLC
55 East 52nd Street
New York, NY 10055
Attn:    Ira Shapiro
Phone: (415) 670 2860
Fax:     (415) 618-5731

With a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Attn:    Richard J. Grossman, Esq.
Phone: (212) 735-3000
Fax:     (212) 735-2000

If to Karpus:

Karpus Management, Inc.
183 Sully's Trail
Pittsford, NY 14534
Attn:    Cody B. Bartlett Jr.
Phone: (585) 586-4680
Fax:     (585) 586-4315

With copies (which shall not constitute notice) to:

Gregory E. Keller
Chitwood Harley Harnes LLP
1350 Broadway, Suite 908
New York, NY 10018
Phone: (404) 873-3900
Fax:     (404) 876-4476

and

Hiscock & Barclay, LLP
100 Chestnut Street, 2000 HSBC Plaza
Rochester, NY 14604
Attn: Edwin M. Larkin, Esq.
Phone: (585) 295-4464
Fax:     (585) 295-8441

If to the Goldstein Funds:

Brooklyn Capital Management LLC
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
Attn:    Phillip Goldstein
Phone: (201) 556-0092
Fax:     (201) 556-0097

With a copy (which shall not constitute notice) to:

Gregory E. Keller
Chitwood Harley Harnes LLP
1350 Broadway,  Suite 908
New York, NY 10018
Phone: (404) 873-3900
Fax:     (404) 876-4476

14.
As used in this Agreement, (a) the term "Person" shall be shall be interpreted broadly to include, among others, any individual, general or limited partnership, corporation, limited liability or unlimited liability company, joint venture, estate, trust, group, association or other entity of any kind or structure; (b) the term "affiliate" shall have the meaning set forth in Rule 12b-2 under the Exchange Act and shall include Persons who become affiliates of any Person subsequent to the date of this Agreement; (c) the term "Voting Securities" shall mean any securities issued by any of the Funds entitled to vote on any matter presented to shareholders at an annual or special meeting of shareholders, including the election of directors, or securities convertible into, or exercisable or exchangeable for, such securities, whether or not subject to the passage of time or other contingencies; and (d) the term "business day" shall mean any day other than a Saturday, Sunday or a day on which banks in New York, New York are authorized or obligated by applicable law or executive order to close or are otherwise generally closed.

15.
This Agreement may be executed by the parties hereto in separate counterparts (including by fax and .pdf), each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument.

16.
This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles.  The parties each consent to the jurisdiction of the Delaware Chancery Court for purposes of enforcement of this Agreement.  In addition, for purposes of any action arising with respect to this Agreement, the Investors, the BlackRock Funds and the Funds each (a) irrevocably and unconditionally consent to the personal jurisdiction and venue of the federal or state courts located in Wilmington, Delaware; (b) agree that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (c) agree that it shall not bring any action relating to this

Agreement or otherwise in any court other than the federal or state courts located in Wilmington, Delaware; and (d) irrevocably waive the right to trial by jury.

17.
This Agreement constitutes the only agreement between the Investors and the Funds with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party hereto may assign or otherwise transfer either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties hereto. Any purported transfer without such consent shall be void. No amendment, modification, supplement or waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the party or parties hereto affected thereby, and then only in the specific instance and for the specific purpose stated therein. Any waiver by any party hereto of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party hereto to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

18.
If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable. The parties hereto further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the purposes of such invalid or unenforceable provision.

19.	This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other Persons.

20.
Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel. Each party hereto and its counsel cooperated and participated in the drafting and preparation of this Agreement, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party hereto that drafted or prepared it is of no application and is hereby expressly waived by each of the parties, and any controversy over interpretations of this Agreement shall be decided without regard to events of drafting or preparation.

[Execution page follows.]

If the terms of this Agreement are in accordance with your understanding, please sign below, whereupon this Agreement shall constitute a binding agreement among us.

Very truly yours,

ON BEHALF OF THE FUNDS LISTED ON ANNEX A HERETO

By:	/s/ John Perlowski
	Name:	John Perlowski
	Title:	President and Chief Executive Officer

ON BEHALF OF THE BLACKROCK FUNDS LISTED ON ANNEX B HERETO,
solely for purposes of paragraphs 5, 6, 9 and 16 hereof

By:	/s/ John Perlowski
	Name:	John Perlowski
	Title:	President and Chief Executive Officer

Acknowledged and agreed to as of
the date first written above:

KARPUS MANAGEMENT, INC.

By:	/s/ Cody B. Bartlett Jr.
	Name:	Cody B. Bartlett Jr.
	Title:	Managing Director of Investments

SPECIAL OPPORTUNITIES FUND, INC.

By:	/s/ Phillip Goldstein
	Name:	Phillip Goldstein
	Title:	Chairman

OPPORTUNITY PARTNERS L.P.

By:	/s/ Phillip Goldstein
	Name:	Phillip Goldstein
	Title:	President, Kimball & Winthrop, Inc., its general partner

ANNEX A
List of the Funds

BlackRock MuniHoldings New York Quality Fund, Inc.
BlackRock MuniHoldings Fund, Inc.
BlackRock New Jersey Municipal Bond Trust
BlackRock Municipal Income Investment Quality Trust
BlackRock Maryland Municipal Bond Trust
BlackRock Municipal Bond Trust
BlackRock Investment Quality Municipal Income Trust
BlackRock Virginia Municipal Bond Trust
BlackRock Municipal Bond Investment Trust
The BlackRock Pennsylvania Strategic Municipal Trust
BlackRock Municipal Income Investment Trust
BlackRock California Municipal 2018 Term Trust
BlackRock Municipal 2018 Term Trust
BlackRock New York Municipal Bond Trust

A-1

ANNEX B
List of BlackRock Funds

BlackRock Corporate High Yield Fund III, Inc.
BlackRock Corporate High Yield Fund V, Inc.
BlackRock Corporate High Yield Fund VI, Inc.
BlackRock Corporate High Yield Fund, Inc.
BlackRock Credit Allocation Income Trust I, Inc.
BlackRock Credit Allocation Income Trust II, Inc.
BlackRock Debt Strategies Fund, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Enhanced Capital and Income Fund, Inc.
BlackRock Enhanced Government Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Muni Intermediate Duration Fund, Inc.
BlackRock Muni New York Intermediate Duration Fund, Inc.
BlackRock MuniEnhanced Fund, Inc.
BlackRock MuniHoldings California Quality Fund, Inc.
BlackRock MuniHoldings Fund II, Inc.
BlackRock MuniHoldings Quality Fund II, Inc.
BlackRock MuniHoldings Quality Fund, Inc.
BlackRock MuniHoldings Investment Quality Fund
BlackRock MuniHoldings New Jersey Quality Fund, Inc.
BlackRock MuniVest Fund II, Inc.
BlackRock MuniVest Fund, Inc.
BlackRock MuniYield Arizona Fund, Inc.
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield California Quality Fund, Inc.
BlackRock MuniYield Fund, Inc.
BlackRock MuniYield Quality Fund III, Inc.
BlackRock MuniYield Investment Quality Fund
BlackRock MuniYield Investment Fund
BlackRock MuniYield Michigan Quality Fund II, Inc.
BlackRock MuniYield Michigan Quality Fund, Inc.
BlackRock MuniYield New Jersey Fund, Inc.
BlackRock MuniYield New Jersey Quality Fund, Inc.
BlackRock MuniYield New York Quality Fund, Inc.
BlackRock MuniYield Pennsylvania Quality Fund
BlackRock MuniYield Quality Fund II, Inc.
BlackRock MuniYield Quality Fund, Inc.
BlackRock Senior High Income Fund, Inc.
The Massachusetts Health & Education Tax-Exempt Trust
BlackRock Build America Bond Trust
BlackRock California Municipal Income Trust
BlackRock Core Bond Trust
B-1

BlackRock Credit Allocation Income Trust III
BlackRock Credit Allocation Income Trust IV
BlackRock Defined Opportunity Credit Trust
BlackRock Equity Dividend Trust
BlackRock EcoSolutions Investment Trust
BlackRock Energy and Resources Trust
BlackRock Enhanced Equity Dividend Trust
BlackRock Floating Rate Income Trust
BlackRock Florida Municipal 2020 Term Trust
BlackRock Global Opportunities Equity Trust
BlackRock Health Sciences Trust
BlackRock High Income Shares
BlackRock High Yield Trust
BlackRock Income Opportunity Trust, Inc.
BlackRock Income Trust, Inc.
BlackRock Municipal Income Quality Trust
BlackRock International Growth and Income Trust
BlackRock Investment Quality Municipal Trust, Inc.
BlackRock Limited Duration Income Trust
BlackRock Long-Term Municipal Advantage Trust
BlackRock MuniAssets Fund, Inc.
BlackRock Municipal 2020 Term Trust
BlackRock Municipal Bond Trust
BlackRock Municipal Income Trust
BlackRock Municipal Income Trust II
BlackRock New Jersey Investment Quality Municipal Trust, Inc.
BlackRock New Jersey Municipal Income Trust
BlackRock New York Municipal Income Quality Trust
BlackRock New York Investment Quality Municipal Trust, Inc.
BlackRock New York Municipal 2018 Term Trust
BlackRock New York Municipal Income Trust
BlackRock New York Municipal Income Trust II
BlackRock Real Asset Equity Trust
BlackRock S&P Quality Rankings Global Equity Managed Trust
BlackRock Strategic Bond Trust
BlackRock Strategic Equity Dividend Trust
The BlackRock Strategic Municipal Trust
BlackRock Resources and Commodities Strategy Trust

B-2